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                                                                   EXHIBIT 23(1)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports dated February 5, 1997, included or incorporated by reference in this Form 10-K for the year ended December 31, 1996, into the Company's previously filed Registration Statements File Nos. 033-59967; 033-59973; 033-59977; 033-59997; 333-17587 and 333-14023-01.



                                          ARTHUR ANDERSEN LLP

Memphis, Tennessee
March 18, 1997